UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2009

XETA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	0-16231	73-1130045
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1814 West Tacoma, Broken Arrow, Oklahoma		74012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 918-664-8200

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01   Entry into a Material Definitive Agreement.

Amendment to Credit Facility

On September 30, 2009 XETA Technologies, Inc. (the “Company”) and Bank of Oklahoma, N.A. (“the Bank”), entered into the Seventh Amendment to Revolving Credit and Term Loan Agreement (the “Amendment”) to temporarily extend until November 30, 2009 the Revolving Credit and Term Loan Agreement dated as of October 1, 2003, and amended June 7, 2004, September 30, 2005, December 21, 2005, September 28, 2006, September 5, 2007, and August 29, 2008 (the “Credit Agreement”), pending final negotiation of terms for a longer renewal agreement.

The temporary Amendment extends the maturity of the $7,500,000.00 Revolving Line Note and the $1,197,732.81 Real Estate Loan to November 30, 2009, and amends certain provisions of the Credit Agreement to: (i) exclude from “qualified receivables” accrued accounts receivable for materials which have been shipped to the customer but which have not been billed or invoiced; (ii) prohibit the Company from purchasing its capital stock; and (iii) limit capital expenditures during the extension period to $250,000.00.

In addition, during the temporary extension through November 30, 2009 the Amendment prohibits the Company from (i) making or permitting to remain outstanding any loan or advance to, or certain extensions of credit to any person; or owning, purchasing or acquiring any stock, obligations or securities of, or any other interest in, or making any capital contribution to, or otherwise making an investment in, any person except in limited circumstances identified in the Amendment; and (ii) making or entering into any acquisition except as expressly agreed to by the Bank.

The Company does not expect the amended terms in the Amendment to have any detrimental impact on the Company’s operations or the execution of its strategies during the temporary extension period.

The Amendment and related promissory notes are attached hereto as Exhibits 10.1, 10.2 and 10.3.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits

10.1                   Seventh Amendment dated September 30, 2009 to Revolving Credit and Term Loan Agreement.

10.2                   Promissory Note for $1,197,732.81 dated September 30, 2009.

10.3                   Promissory Note for $7,500,000.00 dated September 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XETA Technologies, Inc.
(Registrant)

Dated: October 5, 2009	By:	/s/ Robert B. Wagner
Robert B. Wagner, Chief Financial Officer

EXHIBIT INDEX

SEC No.	Description

10.1	Seventh Amendment dated September 30, 2009 to Revolving Credit and Term Loan Agreement.

10.2	Promissory Note for $1,197,732.81 dated September 30, 2009.

10.3	Promissory Note for $7,500,000.00 dated September 30, 2009.